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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 2000


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2000, PROVIDING FOR THE ISSUANCE OF ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2000-NC1)


                      New Century Mortgage Securities, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                     333-76805               33-0852169
         --------                     ---------               ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

         18400 Von Karman
         Irvine, California                                      92612
         ------------------                                      -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------






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                                       -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pools

                  On March 24, 2000, a single series of certificates, entitled New Century Home Equity Loan Trust, Series 2000-NC1, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2000 (the "Agreement"), attached hereto as Exhibit 4.1, among New Century Mortgage Securities, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (in such capacity, the "Master Servicer"), Firstar Bank, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class IO Certificates," the "Class R-I Certificates," the "Class R-II Certificates," the "Class R-III Certificates," the "Class R-IV Certificates" and the "Class R-V Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $429,680,172 as of March 1, 2000 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 24, 2000 (the "Mortgage Loan Purchase Agreement") among the Depositor, New Century and NC Capital Corporation. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated March 22, 2000 among the Depositor, New Century Mortgage Corporation and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                          Initial Certificate
        Class                 Principal Balance                Pass-Through Rate
        -----                 -----------------                -----------------
          A                     $335,150,000                       Variable
         M-1                     $33,300,000                       Variable
         M-2                     $27,929,000                       Variable
         M-3                     $19,336,000                       Variable
         CE                      $13,965,072                       Variable
          P                             $100.00                      N/A
         IO                100 % Percentage Interest                 N/A
        R-I                100 % Percentage Interest                 N/A
        R-II               100 % Percentage Interest                 N/A
        R-III              100 % Percentage Interest                 N/A
        R-IV               100 % Percentage Interest                 N/A
        R-V                100 % Percentage Interest                 N/A

                  The Certificates, other than the R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 10, 1999, and the Prospectus Supplement, dated March 22, 2000, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class R have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -4-

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                (a)      Not applicable

                (b)      Not applicable

                (c)      Exhibits



         Exhibit No.                             Description
         -----------                             -----------

             4.1 Pooling and Servicing Agreement, dated as of March 1, 2000, by and among New Century Mortgage Securities, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer, Firstar Bank, N.A. as Trustee and U.S. Bank National Association as Trust Administrator, relating to the Series 2000-NC1 Certificates.

                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 24, 2000

                                                  NEW CENTURY MORTGAGE
                                                  SECURITIES, INC.


                                                  By: /s/ Patrick Flanagan
                                                      --------------------
                                                  Name:  Patrick Flanagan
                                                  Title: President

                                      Index to Exhibits



                                                                                          Sequentially
Exhibit No.                                  Description                                 Numbered Page
-----------                                  -----------                                 -------------
    4.1              Pooling and Servicing Agreement, dated as of                              7
                     March 1, 2000, by and among New Century
                     Mortgage Securities, Inc. as Depositor, New
                     Century Mortgage Corporation as Master
                     Servicer, Firstar Bank, N.A. as Trustee and U.S.
                     Bank National Association as Trust
                     Administrator, relating to the Series 2000-NC1
                     Certificates.